EXHIBIT 3
                                    ---------


                             SHAREHOLDERS' AGREEMENT

                                      AMONG

                           Strategic TECHNOLOGIES INC.
                                       and
               Certain Shareholders of Strategic TECHNOLOGIES INC.

                                       and

                             DIGITAL PRODUCTS CORP.
                                       and
                 Certain Shareholders of DIGITAL PRODUCTS CORP.


                DATED FOR REFERENCE THE 13th DAY OF OCTOBER, 1995

                                TABLE OF CONTENTS

1    SHAREHOLDERS' REPRESENTATIONS  . . . . . . . . . . . . . . . . . . . .    2
     1.1       Ownership and control of shares  . . . . . . . . . . . . . .    2
     1.2       No Knowledge of Objection  . . . . . . . . . . . . . . . . .    2
     1.3       No Current Intention to Sell Shares  . . . . . . . . . . . .    2

2    VOTING OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     2.1       Support of Merger  . . . . . . . . . . . . . . . . . . . . .    3
     2.2       Additional Merger Covenants of Strategic . . . . . . . . . .    4
     2.3       Additional Covenants of Shareholders . . . . . . . . . . . .    4

3    GENERAL AND INTERPRETATION PROVISIONS  . . . . . . . . . . . . . . . .    5
     3.1       Applicable Laws and Attornment . . . . . . . . . . . . . . .    5
     3.2       Termination  . . . . . . . . . . . . . . . . . . . . . . . .    5
     3.3       No Partnership . . . . . . . . . . . . . . . . . . . . . . .    6
     3.4       Notices  . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     3.5       Time . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     3.6       Enurement  . . . . . . . . . . . . . . . . . . . . . . . . .    7
     3.7       Severability . . . . . . . . . . . . . . . . . . . . . . . .    8
     3.8       Counterparts . . . . . . . . . . . . . . . . . . . . . . . .    8
     3.9       Further Assurances . . . . . . . . . . . . . . . . . . . . .    8
     3.10      Execution  . . . . . . . . . . . . . . . . . . . . . . . . .    8

     Schedule "A"        Particulars of Shareholders of Strategic and Digital

                             SHAREHOLDERS' AGREEMENT
                             -----------------------

THIS AGREEMENT dated for reference the 13th day of October, 1995.


AMONG:

          Strategic TECHNOLOGIES INC., Building A, Unit 102 17802 66th Avenue, Surrey, British Columbia V3S 7X1 Telephone: (604) 576-8658; Telecopier: (604) 576-0436

          ("Strategic")
                                                               OF THE FIRST PART

AND:

          THOSE SHAREHOLDERS OF Strategic more particularly described on Schedule "A" hereto, all c/o the facsimile numbers set opposite their names

          (herein collectively the "Strategic Shareholders")
                                                              OF THE SECOND PART

AND:

          DIGITAL PRODUCTS CORPORATION, 800 N.W. 33rd St., Pompano Beach, Florida USA 33064 Telephone (305) 783-9600;
          Telecopier (305) 784-3109

          ("Digital")
                                                               OF THE THIRD PART

AND:

          THOSE SHAREHOLDERS OF DIGITAL PRODUCTS CORPORATION more particularly described on Schedule "A" hereto, all c/o the facsimile numbers set opposite their names

          (herein collectively the "Digital Shareholders")
                                                              OF THE FOURTH PART

WHEREAS:

(A) Strategic and Digital are parties to a merger letter agreement dated August 1, 1995, as amended or extended August 31, 1995, September 15, 1995, September 22, 1995 and October 6, 1995 to be superseded by an Agreement and Plan of Merger of even date (the "Merger Agreement") between the companies which proposes a merger whereby Digital will, on closing of the Merger (the "Effective Time") become a wholly-owned subsidiary of Strategic and Digital shareholders will receive Strategic shares in exchange for their Digital stock;

(B) each of the Digital Shareholders and the Strategic Shareholders (herein collectively, the "Shareholders" or individually a "Shareholder") wish to support the Merger and further to provide for certain matters of management pertaining thereto;


NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree each with the other as follows:


                                    ARTICLE 1

                          SHAREHOLDERS' REPRESENTATIONS

1.1       Ownership and control of shares

          Each of the Strategic Shareholders represents to and covenants with each of the other Strategic Shareholders and all the Digital Shareholder that he beneficially owns or controls and exercises voting control over or has the right to acquire the number of shares of Strategic set forth opposite his name on Schedule "A" and each Digital Shareholder hereby makes a reciprocal representation to the other Digital Shareholders and the Strategic Shareholders respecting the number of Digital shares owned, controlled or which such person has the right to acquire.

1.2       No Knowledge of Objection

          Each Shareholder represents to all the other Shareholders that such Shareholder is not aware of any other shareholders of Digital or Strategic who object to or intend to actively oppose the Merger.

1.3       No Current Intention to Sell Shares

          Each Shareholder represents to the other Shareholders that such Shareholder does not have any current intention to sell any Digital or Strategic Shares owned or controlled by such Shareholder.

                                    ARTICLE 2

                                VOTING OF SHARES

2.1       Support of Merger

          Each of the Shareholders agrees and covenants with each of the other Shareholders that:

     (a) he will vote all his shares in the capital of each of Strategic and Digital (together, the "Merger Companies") in favour of the Merger at any meeting of the shareholders of Digital or Strategic or any adjournment thereof convened to consider the Merger;

     (b) in the event he acquires, directly or indirectly, beneficial ownership of or voting control over any additional shares of any of the Merger Companies, he will vote such additional shares in favour of the Merger;

     (c) he will not exercise any statutory right of dissent nor encourage any other person to exercise any statutory right of dissent with respect to the Merger;

     (d) he will not prior to the Effective Time sell, transfer or otherwise dispose of any more than 2% of the number of Digital Shares or Strategic Shares owned by him including any Digital Shares or Strategic Shares acquired after the date of this Agreement and before the Effective Date, unless:

          (i) this Agreement is earlier terminated in accordance with Sec.3.2; or

          (ii) such Digital Shares or Strategic Shares are sold to another Shareholder; or

          (iii) the transferee shall have executed an agreement to become a Shareholder party to this Agreement;

     (e) he will not do or perform any act or conduct himself in a manner inconsistent with the terms of this Agreement and will use his best efforts to encourage other Shareholders of each of the Merger Companies to vote their Share in favour of the Merger; and

     (f) he will execute any proxies, powers of attorney, and all other written assurances, without further consideration, as may be necessary to effect the intent of this Agreement and will permit the representatives of Digital or Strategic to contact third parties including brokerages to verify and ensure compliance with the terms hereof.

2.2       Additional Merger Covenants of Strategic

     (a) Strategic hereby covenants and agrees with the Shareholders and Digital that for a period of two years from the Effective Time it will only effect the following special business or corporate matters of Strategic with the approval of at least two of the four Digital appointees to Strategic's Board of Directors as contemplated by the Merger Agreement:

          (i) the appointment of auditors of Strategic and Digital other than Deloitte & Touche;

          (ii)      any relocation of Digital's Pompano Beach offices;

          (iii)     any equity financing of Strategic in excess of $2,000,000
                    (Cdn.);

          (iv) any expansion of the size of the Board of Directors beyond nine; and

          (v) any significant corporate acquisition or divestiture ($2,000,000 (Cdn.) threshold) or any corporate reorganization or alteration of authorized share capital or similar fundamental corporate change.

Strategic shall nominate and keep nominated as directors at all general shareholders meetings of Strategic for two years from the Effective Time the nine directors of Strategic holding office at the Effective Time or their replacements as contemplated by Sec.2.3.

     (b)  Strategic further agrees to:

          (i) adopt a Board Policy Statement to implement the foregoing covenants, which statement may not be amended or terminated without the consent of 75% of the directors of Strategic;

          (ii) indemnify and save harmless any of the Shareholders who act as directors of Strategic after the Effective Time for any good faith actions as directors, subject to the provisions of the British Columbia Company Act requiring prior judicial approval for such indemnification, and further agrees to pay the actual legal fees and expenses of any of the Shareholders who seek and obtain any injunctive or other relief from a court of competent jurisdiction requiring that Strategic modify, abandon or reverse any action or proposed action which is determined to be a breach of this Agreement;

          (iii) establish an Executive Compensation Committee of the Board of Directors of Strategic comprised of two of the former Digital Directors and two current Directors of Strategic who shall review the compensation of the four highest paid senior officers of the Company annually and make recommendation to the Board respecting modification to such compensation arrangements.

2.3       Additional Covenants of Shareholders

     (a) Each of the Shareholders agrees to vote any Strategic shares owned or controlled by them for a two-year period after the Effective Time to elect and keep elected the nine directors of Strategic who will hold office as of the Effective Time being the five existing Strategic directors, plus the four Digital appointees contemplated by the Merger Agreement. In the event of the death, incapacity, resignation, or unwillingness to serve as a director of any of the nine aforesaid individuals or the written request of seven of the nine directors not to elect one of the nine aforesaid individuals, Strategic shall nominate as a replacement a person nominated in the case of a Strategic appointee, by the remaining Strategic appointees, or if a Digital appointee is unable to act, then by the remaining Digital appointees and such replacement appointees shall be nominated for election by Strategic in its annual proxy materials and voted in favour of by the Shareholders and each of the Shareholders agrees to vote any Strategic shares owned or controlled by them for the two-year period after the Effective Time in favour of such persons.

     (b) Each of the Shareholders who are intended under the Merger Agreement to become or remain directors of Strategic after the Effective Time hereby acknowledge their consent and preparedness to act as directors of Strategic and confirm the reasonableness of Strategic's post-closing covenants contemplated by Sec.2.2 hereof and confirm their intention to use their best efforts to cause Strategic to comply with the provisions thereof.

                                    ARTICLE 3

                      GENERAL AND INTERPRETATION PROVISIONS

3.1       Applicable Laws and Attornment

          This Agreement will in all respects be governed by and be construed in accordance with the laws of the State of Florida and the laws of the United States applicable in the State of Florida.

3.2       Termination

          This Agreement will terminate on the earliest of:

     (a) with respect to any Shareholder, at the time he disposes all of or substantially all of his Shares of both Strategic and Digital, providing he does so after the Effective Time;

     (b)  two years after the Effective Time;

     (c) on March 15, 1996 or such later date as agreed to by Digital and Strategic under the terms of the Merger Agreement, if the Effective Time has not occurred on or before that date;

     (d) on the termination of the Merger Agreement if that date is prior to the Effective Time; or

     (e)  on that date mutually consented to in writing by all the parties.

3.3       No Partnership

          Nothing in this Agreement shall be deemed in any way or for any purpose to constitute any party a partner of any other party to this Agreement in the conduct of any business or otherwise as a member of a joint venture or joint enterprise with any other party to this Agreement or to deem any party acting in concert with another as contemplated by securities legislation.

3.4       Notices

          Unless otherwise specified herein, any notice required to be given hereunder by any party will be deemed to have been well and sufficiently given if delivered personally or if sent by prepaid registered mail, telex, telecopy to, or delivered at, the address of the other party hereinafter set forth:

     (a)  If to Digital:

          DIGITAL PRODUCTS CORPORATION
          800 N.W. 33rd St.
          Pompano Beach, Florida USA  33064
          Telephone (305) 783-9600; Telecopier (305) 784-3109

          with a copy to:

          Mason, Briody, Gallagher & Taylor
          104 Carnegie Center, Suite 201
          Princeton, New Jersey 08540
          Attention:  Thomas P. Gallagher/Barbara J. Comly
          ------------------------------------------------

     (b)  If to STRATEGIC:

          STRATEGIC TECHNOLOGIES INC.
          Building A, Unit 102
          17802 66th Avenue, Surrey, British Columbia V3S 7X1
          Telephone: (604) 576-8658; Telecopier: (604) 576-0436

          with a copy to:

          Lang Michener Lawrence & Shaw
          Barristers and Solicitors
          Suite 2500, 595 Burrard Street
          Vancouver, British Columbia, V7X 1L1
          Attention:  Bernhard Zinkhofer
          Fax:  (604) 685 - 7084

     (c) If to any Shareholder, at the facsimile number set forth on Schedule "A" hereto. If a Shareholder does not have a facsimile number, delivery shall be made by ordinary mail at the Shareholder's address listed in Schedule "A", or at such other address as the other party may from time to time direct in writing. Any such notice will be deemed to have been received, if mailed, telexed or telecopied, 72 hours after the time of mailing, telexing or telecopying, and if delivered, upon the date of delivery, provided that if such day is not a business day, then the notice will be deemed to have been given and received on the first business day following such day. If normal mail service, telex service or telegraph service is interrupted by strike, slowdown, force majeure or other cause, a notice sent by the impaired means of communication will not be deemed to be received until actually received, and the party sending the notice shall utilize any other such services which have not been so interrupted or will deliver such notice in order to ensure prompt receipt thereof.

3.5       Time

          Time will be of the essence hereof.

3.6       Enurement

          This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors, heirs and personal representatives, as the case may be. The obligations of the parties under this Agreement are non-assignable.

3.7       Severability

          If any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality, and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

3.8       Counterparts

     This Agreement may be executed by the parties in separate counterparts each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. A faxed signature shall be deemed an original copy for purposes hereof.

3.9       Further Assurances

          The parties hereto shall with reasonable diligence do all such things and provide all such reasonable assurances as may be required to consummate any transaction contemplated hereby, and each party shall execute and deliver such further documents or instruments required by any other party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions.

3.10      Execution

          This Agreement is binding on each of the parties at the time this Agreement (or a counterpart hereof) is executed.

     THE PARTIES HAVE EXECUTED this agreement and Schedule "A" hereto effective the day and year first above written.
                                    STRATEGIC TECHNOLOGIES INC.


                                    by:

                                    /s/ Douglas H. Blakeway
                                    -----------------------
                                    Douglas H. Blakeway,
                                    Chairman and Chief Executive
                                    Officer

 Attest:
 /s/ Bernie Zinkhofer
 --------------------
 Bernhard Zinkhofer,
 Secretary
                                   Execution Date:  October 18, 1995


                                    DIGITAL PRODUCTS CORPORATION


                                    by:

                                    /s/ Richard Angulo
                                    ------------------
                                    Richard Angulo,
                                    President and Chief Executive
                                    Officer
 Attest:

 /s/ Thomas P. Gallagher            Execution Date:  October 20,
 -----------------------
 Thomas P. Gallagher                1995
 Secretary

                               SCHEDULE "A"

This is Schedule "A" to the Shareholders' Agreement among Strategic Technologies Inc., certain Strategic Shareholders, Digital Products Corp. and certain Digital Shareholders.


 Name, Address and Fax
 Number of Strategic        Number of
 Shareholder                Securities           Signature                Date
 Doug Blakeway and       670,877 shares    /s/ Doug Blakeway        October 18, 1995
 Geni D Ventures Inc.    274,350 warrants

 Bernie Zinkhofer        54,870 shares     /s/ Bernie Zinkhofer     October 18, 1995
                          3,750 warrants


 Jack Stott              11,427 shares     /s/ Jack Stott           October 18, 1995



 Ken Tolmie              64,857 shares     /s/ Ken Tolmie           October 18, 1995
                          2,500 warrants

 Bud Boyer               267,540 shares    /s/ Bud Boyer            October 18, 1995
                          37,810 warrants


 Name, Address and Fax
 Number of Digital          Number of
 Shareholder                Securities            Signature               Date
 Richard Angulo          850,000 shares    /s/ Richard Angulo       October 20, 1995
                         486,140 options


 Clinton Pagano          150,000 shares    /s/ Clinton Pagano       October 20, 1995
                         132,340 options

 John E. Dell            629,127 shares    /s/ John E. Dell         October 20, 1995
                         396,500 options


 Mike Marino             50,000 shares     /s/ Mike Marino          October 20, 1995
                         120,250 options


 Mason, Briody,          120,000 shares    /s/ Thomas P. Gallagher  October 20, 1995
 Gallagher & Taylor      0 options
